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EXHIBIT 4.0     DRAFT STOCK CERTIFICATE OF WEST ESSEX BANCORP, INC.
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COMMON STOCK                                                        COMMON STOCK
PAR VALUE $.01                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                    CUSIP


                           WEST ESSEX BANCORP, INC.
                 ORGANIZED UNDER THE LAWS OF THE UNITED STATES

THIS CERTIFIES THAT           S P E C I M E N

is the owner of:


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $1.00 PAR VALUE
                         PER SHARE OF ________________
        A STOCK COMPANY ORGANIZED UNDER THE LAWS OF THE UNITED STATES.

     The shares represented by this certificate are transferable only on the stock transfer books of the Company by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the Company and any amendments thereto (copies of which are on file with the Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

     IN WITNESS WHEREOF, _____________________ has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:                              [SEAL]
        President and Chief                          Secretary
         Executive Officer

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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                          UNIF GIFTS MIN ACT - ______ custodian _______
                                                                                             (Cust)           (Minor)

TEN ENT - as tenants by the entireties                                  under Uniform Gifts to Minors Act
                                                                                                _____________________
                                                                                                       (State)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common

    Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFICATION NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.


_____________________ shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint ____________________________, attorney, to transfer the said stock on the books of the within-named company with full power of substitution in the premises.


DATED
       ______________________           ________________________________________
                                        NOTICE:  THE SIGNATURE TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


SIGNATURE GUARANTEED:  ______________________________________
                       THE SIGNATURE(S) SHOULD BE GUARANTEED
                       BY AN ELIGIBLE GUARANTOR  INSTITUTION,
                       (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                       ASSOCIATIONS AND CREDIT UNIONS WITH
                       MEMBERSHIP IN AN APPROVED SIGNATURE
                       GUARANTEE MEDALLION PROGRAM), PURSUANT
                       TO S.E.C. RULE 17Ad-15